Exhibit 21

SUBSIDIARIES

Johnson & Johnson, a New Jersey corporation, had the domestic and international subsidiaries shown below as of January 1, 2012. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson has no parent.

Name of Subsidiary	Jurisdiction of Organization
U.S. Subsidiaries:
Acclarent, Inc.	Delaware
ALZA Corporation	Delaware
Alza Development Corporation	California
Alza Land Management, Inc.	Delaware
Animas Corporation	Delaware
Biosense Webster, Inc.	California
Centocor Biologics, LLC	Pennsylvania
Centocor Research & Development, Inc.	Pennsylvania
CNA Development LLC	Delaware
Codman & Shurtleff, Inc.	New Jersey
Cordis Corporation	Florida
Cordis International Corporation	Delaware
Cordis LLC	Delaware
Cougar Biotechnology, Inc.	Delaware
Crescendo Pharmaceuticals Corporation	Delaware
Crucell Holdings Inc.	Delaware
DePuy, Inc.	Delaware
DePuy Mitek, Inc.	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, Inc.	Ohio
DePuy Spine Sales Limited Partnership	Massachusetts
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon Endo-Surgery Services, L.P.	Texas
Ethicon, Inc.	New Jersey
Ethicon LLC	Delaware
ISO Holding Corp.	Delaware
J&J Holdings (Nevada), Inc.	Nevada
Janssen Alzheimer Immunotherapy Research & Development, LLC	Delaware
Janssen Biotech, Inc.	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
Janssen Global Services, LLC	New Jersey
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
Johnson & Johnson Consumer Companies, Inc.	New Jersey
Johnson & Johnson Development Corporation	New Jersey
Johnson & Johnson Finance Corporation	New Jersey

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Sales and Logistics Company, LLC	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
Joint Medical Products Corporation	Delaware
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan, Inc.	California
LifeScan LLC	Delaware
LifeScan Products, LLC	Delaware
McNeil Consumer Healthcare Latin America LLC	Delaware
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
McNeil LA LLC	Delaware
McNEIL MMP, LLC	New Jersey
McNeil Nutritionals, LLC	Delaware
McNEIL-PPC, Inc.	New Jersey
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Micro Typing Systems, Inc.	Florida
Micrus Endovascular LLC	Delaware
Middlesex Assurance Company Limited	Vermont
Neutrogena Corporation	Delaware
Nitinol Development Corporation	California
Noramco, Inc.	Georgia
OMJ Pharmaceuticals, Inc.	Delaware
Omrix Biopharmaceuticals, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho-Clinical Diagnostics, Inc.	New York
Ortho-McNeil Finance Co.	Florida
Patriot Pharmaceuticals, LLC	Pennsylvania
Refresh Holdings, Inc.	Delaware
Rutan Realty LLC	New Jersey
Scios Inc.	Delaware
SterilMed, Inc.	Minnesota
SterilMed Holdings, Inc.	Delaware
SurgRx, Inc.	Delaware
Therakos, Inc.	Florida
Therapeutic Discovery Corporation	Delaware
Veridex, LLC	Delaware
Wellness & Prevention, Inc.	Michigan
International Subsidiaries:
Apsis	France
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Biotech Korea Corporation	Korea
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
Cilag Advanced Technologies GmbH	Switzerland
Cilag AG	Switzerland

Name of Subsidiary	Jurisdiction of Organization
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Pharmaceuticals GmbH	Switzerland
Cordis	France
Cordis de Mexico, S.A. de C.V.	Mexico
Cordis Europa NV	Netherlands
Cordis Medizinische Apparate GmbH	Germany
Crucell Holland B.V.	Netherlands
Crucell N.V.	Netherlands
Crucell Sweden AB	Sweden
Crucell Switzerland AG	Switzerland
DePuy France	France
DePuy International Limited	United Kingdom
DePuy International (Holdings) Limited	United Kingdom
DePuy (Ireland)	Ireland
DePuy Medical Private Limited	India
DePuy Mitek Sarl	Switzerland
DePuy Motion Sarl	Switzerland
DePuy Orthopadie GmbH	Germany
DePuy Spine Sarl	Switzerland
DePuy UK Holdings Limited	United Kingdom
EES Holdings de Mexico, S. de R.L. de C.V.	Mexico
Ethicon	France
Ethicon Ireland	Ireland
Ethicon PR Holdings	Ireland
Ethicon Women’s Health & Urology Sarl	Switzerland
Ethnor Farmaceutica, S.A.	Venezuela
FMS Future Medical System SA	Switzerland
GMED Healthcare BVBA	Belgium
High Wycombe Property Management Limited	United Kingdom
Janssen Alzheimer Immunotherapy	Ireland
Janssen Alzheimer Immunotherapy (Holding) Limited	Ireland
Janssen Biologics B.V.	Netherlands
Janssen Biologics (Ireland)	Ireland
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen-Cilag	France
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag, C.A.	Venezuela
Janssen-Cilag de Mexico S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica, Lda	Portugal
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag GmbH	Germany
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pty. Ltd.	Australia
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Cilag S.p.A.	Italy
Janssen de Mexico, S. de R.L. de C.V.	Mexico

Name of Subsidiary	Jurisdiction of Organization
Janssen Inc.	Canada
Janssen Infectious Diseases-Diagnostics BVBA	Belgium
Janssen Korea Ltd.	Korea
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen R&D Ireland	Ireland
J.C. General Services CVBA	Belgium
J-C Health Care Ltd.	Israel
JHC Nederland B.V.	Netherlands
JJC Acquisition Company B.V.	Netherlands
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson Consumer (Thailand) Limited	Thailand
Johnson & Johnson de Argentina S.A.C.e. I.	Argentina
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings GmbH	Germany
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson Kft.	Hungary
Johnson & Johnson K.K.	Japan
Johnson & Johnson Korea, Ltd.	Korea
Johnson & Johnson Korea Selling & Distribution Limited Liability Company	Korea
Johnson & Johnson Limited	India
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson Limitada	Portugal
Johnson & Johnson LLC	Russia
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Limited	Korea
Johnson & Johnson Medical Limited	United Kingdom

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical (Pty) Limited	South Africa
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson, Prodaja medicinskih in farmacevtskih izdelkov, d.o.o.	Slovenia
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson Sante Beaute France	France
Johnson & Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson SDN. BHD	Malaysia
Johnson & Johnson S.E. d.o.o.	Croatia
Johnson & Johnson S.p.A.	Italy
Johnson & Johnson, s.r.o.	Slovakia
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson Vision Care (Ireland)	Ireland
Latam International Investment Company	Ireland
Latam Properties Holdings	Ireland
Lifescan Canada Ltd.	Canada
Lifescan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil Consumer Healthcare GmbH	Germany
McNeil Denmark ApS	Denmark
McNeil GmbH & Co. oHG	Germany
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Manufacturing Pty Ltd	Australia
McNeil Products Limited	United Kingdom
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor Medical Systems C.V.	Netherlands
OBTECH Medical Sarl	Switzerland
OMJ Ireland	Ireland
OMJ Manufacturing	Ireland
OMJ PR Holdings	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
Ortho-Clinical Diagnostics	France
Ortho-Clinical Diagnostics	United Kingdom

Name of Subsidiary	Jurisdiction of Organization
Ortho-Clinical Diagnostics GmbH	Germany
Ortho-Clinical Diagnostics K.K.	Japan
P.T. Johnson & Johnson Indonesia	Indonesia
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Tasmanian Alkaloids Pty. Ltd.	Australia
Tibotec-Virco Comm. VA	Belgium
Turnbuckle Investment Company	Ireland
Vania Expansion	France
Xian-Janssen Pharmaceutical Ltd.	China